CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-01

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 1/31/03

             File for Each Month by the 15th of the Following Month

                         BUSINESS DEBTOR'S AFFIRMATIONS


AS THE RESPONSIBLE PARTY FOR THE DEBTOR IN POSSESSION, I AFFIRM THAT THE RESPONSES TO THE QUESTIONS BELOW ARE TRUE TO THE BEST OF MY KNOWLEDGE AND
BELIEF:

1.  (A)  YES  [X]      NO  [ ]   All Post-petition business taxes are paid.

    (B)  YES  [ ]      NO  [ ]   All Post-petition individual taxes are paid.


         If no, the following taxes have not been paid since the filing of the petition:


         TYPE OF TAX                              AMOUNT

                                                  $
         --------------------------------------   -----------------------------

                                                  $
         --------------------------------------   -----------------------------

                                                  $
         --------------------------------------   -----------------------------

                                                  $
         --------------------------------------   -----------------------------

                                                  $
         --------------------------------------   -----------------------------

2.       YES  [X]      NO  [ ]   Adequate insurance on all property including
                                 fire, theft, liability, collision, casualty, and workman's compensation (if applicable) is currently in full force and effect.

         If no, enter:   TYPE                       not in force.
                              --------------------
                         TYPE                       not in force.
                              --------------------

3.       YES  [X]      NO  [ ]   New books and records were opened and are
                                 being maintained daily.

4.       YES  [ ]      NO  [X]   New bank accounts were opened.

5.       YES  [X]      NO  [ ]   Bank accounts are reconciled.

6.       YES  [X]      NO  [ ]   I have otherwise complied with all requirements
                                 of the Chapter 11 Operating Order.

7.       YES  [X]      NO  [ ]   All financial statements filed with the
                                 Bankruptcy Clerk's office are prepared in accordance with generally accepted accounting principles.



I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



PHONE NO. (256) 740-5101            /s/ William Neitzke
                                    -------------------
                                    RESPONSIBLE PARTY

DATE: 19-Feb-03

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-02

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO. 02-85553-JAC-11    MONTH ENDING 1/31/03

                       Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month

                               BUSINESS DEBTOR'S

CASH RECEIPTS & DISBURSEMENTS
-----------------------------------
CASH ON HAND (Beginning) of month is the same
figure as Cash on Hand (End) of last month.

A.       CASH ON HAND                      $  7,333.79
                                           -----------

B.       RECEIPTS:

         Accounts Receivable from
         Form BA-02 (A)-Line II (C)         690,838.64
                                           -----------

         Cash Sales                                 --
                                           -----------

         Sale of Property                           --
         (Not in ordinary course           -----------
           of business)

         Other                                      --
               ------------                -----------
         Deposits in Transit *               16,494.73
         ---------------------             -----------

C.       TOTAL RECEIPTS                     707,333.37
         (total of B)                      -----------

D.       BUSINESS DISBURSEMENTS
         FROM FORM BA-02 (B)                698,172.43
                                           -----------

E.       SURPLUS OR DEFICIT                   9,160.94
              (C minus D)                  -----------

F.       CASH ON HAND (End)
              (A plus E)                   $ 16,494.73
                                           -----------

* Deposits received in bank lock box but not credited to A/R until detail received in February.

         INCOME STATEMENT
-----------------------------------
1.       REVENUE FROM TOTAL
         SALES                             $824,235.40
                                           -----------

2.       LESS COST OF THOSE
         SALES                              525,136.14
         (Cost of materials,               -----------
         Labor, etc)


3.       EQUALS GROSS
         PROFIT (1 minus 2)                 299,099.26
                                           -----------

4.       LESS OPERATING
         EXPENSES                           232,197.64
                                           -----------

5.       EQUALS NET PROFIT
         OR LOSS FROM
         OPERATIONS
         (3 minus 4)                         66,901.62
                                           -----------

6.       NON-OPERATING
         INCOME/EXPENSES
         (LIST SPECIFIC
         INCOME/EXPENSES)
         Professional and bankruptcy
         ---------------------------
         fees                               136,742.16
         ---------------------------       -----------
                                                    --
         ---------------------------       -----------

7.       EQUALS NET PROFIT
         OR NET LOSS
         (5 plus or minus 6)               $(69,840.54)
                                           -----------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                    /s/ William Neitzke
                                    -------------------
DATE:______   19-Feb-03             RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                       Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month

                               BUSINESS DEBTOR'S

CASH RECEIPTS & DISBURSEMENTS
----------------------------------
CASH ON HAND (Beginning) of month is the same
figure as Cash on Hand (End) of last month.
PAYROLL ACCOUNT
A.       CASH ON HAND                      $ 57,761.00
                                           -----------

B. RECEIPTS:


         Deposits to Payroll Account        189,142.36
                                           -----------

         Cash Sales                                 --
                                           -----------

         Sale of Property                           --
         (Not in ordinary course           -----------
           of business)

         Other                                      --
               ------------                -----------
                                                    --
         ------------------                -----------

C.       TOTAL RECEIPTS                     189,142.36
         (total of B)                      -----------

D.       BUSINESS DISBURSEMENTS
         Payroll Checks Cleared             233,901.00
                                           -----------

E.       SURPLUS OR DEFICIT                 (44,758.64)
              (C minus D)                  -----------

F.       CASH ON HAND (End)
              (A plus E)                   $ 13,002.36
                                           -----------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                    /s/ William Neitzke
                                    -------------------
DATE:_________   19-Feb-03          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (A)

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                         Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE

I.       NO ACCOUNTS RECEIVABLE WERE COLLECTED THIS MONTH.                 ____(Check
                                                                           if true.)

II.      COLLECTION OF ACCOUNTS RECEIVABLE THIS MONTH:
         A.   Amount collected this month on accounts
              receivable charged and paid this month.                      $ 106,239.31
                                                                           ------------

         B.   Amount collected this month on accounts
              receivable charged in prior months                           $ 584,599.33
                                                                           ------------

         C.   TOTAL collected this month on accounts receivable            $ 690,838.64
                                                                           ------------

III.     PENDING accounts receivable as of the end of this month. SEE ATTACHED SCHEDULE.


         ENTITY       0-30 DAYS       31-60 DAYS      61-90 DAYS       OVER 90           TOTAL
         ------      -----------     ------------     ----------     -----------     -------------
        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------
         TOTALS      $938,604.00     $697,629.000     $11,221.00     $686,647.00     $2,334,101.00
         ======      ===========     ============     ==========     ===========     =============


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                     /s/ William Neitzke
                                     -------------------
DATE:_______    19-Feb-03            RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (B)

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                         Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                     BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS

ACCOUNTING                                                        $        --
                                                                  -----------
ADVERTISING                                                                --
                                                                  -----------
AUTOMOBILES/VEHICLES (repairs & maintenance)                               --
                                                                  -----------
COMMISSIONS/CONTRACT LABOR                                           3,463.09
                                                                  -----------
INSURANCE (TOTAL)                                                 $ 40,095.22
                                                                  -----------
        AUTO                                        $        --
                                                    -----------
        LIABILITY                                            --
                                                    -----------
        LIFE                                                 --
                                                    -----------
        MEDICAL                                              --
                                                    -----------
        CASUALTY                                             --
                                                    -----------
        FIRE & THEFT                                  40,095.22
                                                    -----------
        WORKMAN'S COMP                                       --
                                                    -----------
        OTHER                                                --
                -----------------                   -----------
INTEREST PAID                                                     $        --
                                                                  -----------
INVENTORY PURCHASED                                                115,518.96
                                                                  -----------
LEGAL                                                                      --
                                                                  -----------
POSTAGE                                                              1,086.63
                                                                  -----------
RENT/LEASE PAYMENTS ON REAL ESTATE                                         --
                                                                  -----------
REPAIRS & MAINTENANCE                                                      --
                                                                  -----------
SALARIES/WAGES PAID                                                189,142.36
                                                                  -----------
SECURED LOAN PAYMENTS [ENTER FROM BA-02 (C) ]                              --
                                                                  -----------
SUPPLIES (TOTAL)                                                   $ 3,603.09
                                                                  -----------
        OFFICE                                      $    724.62
                                                    -----------
        OPERATING                                      2,878.47
                                                    -----------
TRAVEL & ENTERTAINMENT                                            $        --
                                                                  -----------
TAXES [ENTER FROM BA-02 (D)]                                       124,738.44
                                                                  -----------
UNSECURED LOAN PAYMENTS                                                    --
                                                                  -----------
UTILITIES (TOTAL)                                                 $ 22,303.68
                                                                  -----------
        ELECTRICITY                                 $        --
                                                    -----------
        GAS                                                  --
                                                    -----------
        TELEPHONE                                     22,303.68
                                                    -----------
        WATER                                                --
                                                    -----------
        OTHER                                                --
                -----------------                   -----------

OTHER BUSINESS DISBURSEMENTS                                      $198,220.96
                                                                  -----------
        EMPLOYEE REIMBURSEMENTS                     $  4,032.72
                                                    -----------
        GARNISHMENTS                                $  4,890.08
                                                    -----------
        FREIGHT                                     $ 51,871.52
                                                    -----------
        PROFESSIONAL SERVICES                       $135,992.16
                                                    -----------
        BUSINESS LICENSES                           $    114.48
                                                    -----------
        BANKRUPTCY COURT FEES                       $    750.00
                                                    -----------
        BUILDING SECURITY                           $    570.00
                                                    -----------

        TOTAL BUSINESS DISBURSEMENTS                              $698,172.43
                                                                  -----------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                    /s/ William Neitzke
                                    -------------------
DATE:_________   19-Feb-03          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (C)

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                         Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

              BUSINESS DEBTOR'S LOAN PAYMENTS TO SECURED CREDITORS

[ ]     There are no secured debts.
        (Check if true.)

[X]     No secured loan payments have been paid during this period.
        (Check if true.)

        List all secured creditors and their status below:

                                                                               Payment           Payment          *Payments
                                                                               Amount            Amount              in
            CREDITOR                   COLLATERAL           Date Paid            Due              Made             Arrears
        -----------------          -------------------      ---------          -------           -------          ---------
         AmSouth Bank              A/R, Inventory, M&E                          $                 $
        -------------------------------------------------------------------------------------------------------------------
         M-TIN, LLC                Real Estate
        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

        -------------------------------------------------------------------------------------------------------------------

*        Number of post-petition payments in arrears


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                    /s/ William Neitzke
                                    -------------------
DATE:_________   19-Feb-03          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                              BUSINESS BA-02 (D)

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                         Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month

                    BUSINESS DEBTOR'S TAX PAYMENTS

A.      WITHHELD TAXES FOR EACH PAYROLL PERIOD

                                                                  FICA 941
                                                         --------------------------
              Payroll                Payroll                               Amount                  State                  Local
               Date                   Amount             Amount Due       Deposited                Income                Income
             ---------               ----------          --------------------------               --------               ------
             1/4/2003                 58,595.94          15,321.43        15,321.43               2,052.14                 --
             1/11/2003                69,047.35          19,210.55        19,210.55               2,528.21                 --
             1/18/2003                64,234.54          19,168.60        19,168.60               2,360.16                 --
             1/25/2003                60,050.34          14,765.49        14,765.49               2,189.52                 --

               Total                 251,928.17          68,466.07        68,466.07               9,130.03                 --
             =========               ==========          =========        =========               ========               ======

B. UNEMPLOYMENT TAXES FOR EACH PAYROLL PERIOD

                                                                  FUTA 940
                                                         --------------------------
              Payroll                 Taxable                              Amount
               Date                   Payroll            Amount Due       Deposited                State
             ---------               ----------          --------------------------               --------
             1/4/2003                 58,595.94             468.77               --               1,640.69
             1/11/2003                69,047.35             552.38               --               1,933.33
             1/18/2003                63,542.22             508.34               --               1,779.18
             1/25/2003                56,262.66             450.10               --               1,575.35

               Total                 247,448.17           1,979.59               --               6,928.55
             =========               ==========          =========        =========               ========

C       OTHER TAXES (SPECIFY TYPE: EXCISE, SALES, ETC.
        INCLUDING INCOME TAXES DUE AND PAID QUARTERLY)

                                      DUE                                                        PAID
             -----------------------------------------------------        ---------------------------------------------------
               Date                   Type                Amount            Date                Type                 Amount
             ---------          ---------------          ---------        ---------        ---------------          ---------
              1/3/2003          FICA 941                 20,067.87         1/3/2003        FICA 941                 20,067.87
             1/20/2003          AL Sales & Use              221.41        1/20/2003        AL Sales & Use              221.41
             1/20/2003          AL Sales & Use              288.52        1/20/2003        AL Sales & Use              288.52
             1/20/2003          AL Sales & Use               12.85        1/20/2003        AL Sales & Use               12.85
             1/20/2003          GA Sales & Use            2,252.50        1/20/2003        GA Sales & Use            2,252.50
             1/31/2003          AL State W/H              9,265.00        1/28/2003        AL State W/H              9,265.00
             1/31/2003          AZ State W/H                408.32        1/28/2003        AZ State W/H                408.32
             1/31/2003          MO State W/H                431.20        1/28/2003        MO State W/H                431.20
             1/31/2003          AL SUI W/H                  112.83        1/28/2003        AL SUI W/H                  112.83
             1/31/2003          4th Qtr 940 Tax              32.24        1/28/2003        4th Qtr 940 Tax              32.24
             1/31/2003          4th Qtr 941 Tax          23,179.63        1/28/2003        4th Qtr 941 Tax          23,179.63

               Total                                     56,272.37                                                  56,272.37
             ---------          ---------------          ---------        ---------        ---------------          ---------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                     /s/ William Neitzke
                                     --------------------
DATE:_________   19-Feb-03          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                                  BUSINESS BA-03

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                         Attach Business Form BA-03 (A)
             File for Each Month by the 15th of the Following Month

                        BUSINESS DEBTOR'S BANK ACCOUNTS
            (All accounts must be listed whether dormant or active)

                                       Account No.                  Statement                             Pre-petition
  Bank, Credit Union                  (Check, Save,                  Balance         Statement              Account
       S & L, Etc.                      CD, Etc.)                       $              Date                  Y or N
  ------------------                   ------------                 ----------       ---------            ------------
     AmSouth Bank                      0010012710                    16,494.73       1/31/2003                  Y
     AmSouth Bank                      0087083019                           --       1/31/2003                  Y
     AmSouth Bank                      0018564429                           --       1/31/2003                  Y
     AmSouth Bank                      0087083027                    13,002.36       1/31/2003                  Y
  ==================                   ============                 ==========       =========            ============


                                 GROSS PAYROLL
                 (Wages, Salaries, Commissions, Bonuses, Etc.)

     Officer #1 (Name)           Richard M. Wilson                                             Amount:  $   9,615.40
                                 -----------------                                                      ------------

     Officer #2 (Name)           Chester K. Wilson                                                      $   7,692.32
                                 -----------------                                                      ------------

     Other Office (Name)         Diane S. McGee                                                         $   5,769.25
                                 -----------------                                                      ------------

     Employees (Number)                     129                                                         $ 228,851.12
                                 -----------------                                                      ------------

     Employees (Relatives)                                                                              $         --
                                 -----------------                                                      ------------
     Name                                                                                               $         --
                                 -----------------                                                      ------------
     Name                                                                                               $         --
                                 -----------------                                                      ------------


                           INVENTORY (IF APPLICABLE)

                                                                                                      --------------
     Inventory - Beginning of Month (COST)                                                            $ 3,469,154.08
                                                                                ------------------------------------
     Inventory - Purchased this Month - CASH                                    $ 115,518.96
                                                                                ------------
     Inventory - Purchased this Month - CREDIT                                  $         --
                                                                                ------------
     Inventory - Sold this Month                                                $(353,337.10)
                                                                                ------------
     Inventory - End of Month (COST)                                                                  $ 3,231,335.94
                                                                                                      --------------


               PAYMENTS MADE TO PRE-PETITION UNSECURED CREDITORS

[X]     A. No payments on pre-petition debts have been made this month.
[ ]     B. The following payments have been made this montb to unsecured creditors whose debts were incurred prior to the filing of this case.

              Creditor                                            Amount                Date                 Reason
     -----------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                    /s/ William Neitzke
                                    -------------------
DATE:_________   19-Feb-03          RESPONSIBLE PARTY

CHAPTER 11 OPERATING ORDER FORM                             BUSINESS BA-03 (A)

         UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA

CASE NAME: MARTIN INDUSTRIES, INC.   NO.  02-85553-JAC-11   MONTH ENDING 1/31/03
                         Attach to Business Form BA-03
             File for Each Month by the 15th of the Following Month

                BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE

                                  CHECK A or B

[ ]     A. All operating expenses since the beginning of this case have been paid. Therefore, there are no post-petition accounts payable.

[X]     B. Post-petition accounts payable are:

ENTITY OWED                                        0 - 30       31 - 60   61 - 90  OVER 90
                                                    DAYS          DAYS     DAYS     DAYS        TOTAL
                                                 ----------     -------   -------  -------    ---------
BOC GROUP INC                                        525.19        --       --       --          525.19
HOLOX LTD                                              8.60        --       --       --            8.60
MATHESON TRI-GAS INC                                  30.18        --       --       --           30.18
STERICYCLE INC                                        84.00        --       --       --           84.00
TYCO ELECTRONICS                                     484.06        --       --       --          484.06
A D T SECURITY SYSTEMS INC                           327.12        --       --       --          327.12
G E CAPITAL                                           82.76        --       --       --           82.76
IBM                                                  237.38        --       --       --          237.38
REGIONS LEASING                                    2,971.00        --       --       --        2,971.00
UNDERWRITERS LABORATORIES INC                      1,205.46        --       --       --        1,205.46
BELLSOUTH                                         (8,979.98)       --       --       --       (8,979.98)
BELLSOUTH COMMUNICATION SYSTEM                       557.40        --       --       --          557.40
BELLSOUTH/EDS ALLIANCE                             1,460.71        --       --       --        1,460.71
FLORENCE UTILITIES                                 4,909.28        --       --       --        4,909.28
PRIVATE CABLE LIMITED                                 41.95        --       --       --           41.95
SHEFFIELD POWER WATER & GAS                          421.90        --       --       --          421.90

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
TOTALS                                           $ 4,367.01       $--      $--      $--      $ 4,367.01
                                                 ----------     -------   -------  -------    ---------


I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.



                                    /s/ William Neitzke
                                    -------------------
DATE:_________   19-Feb-03          RESPONSIBLE PARTY